Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
Inventories
3.2 Inventories

(CHF in millions)	12/31/2025	12/31/2024

Shoes	344.3	371.7
Apparel	88.1	65.8
Accessories	12.8	12.5
Allowances	(25.5)	(30.8)
Inventories(1)	419.8	419.2
(1) Inventories are comprised of finished goods.

In 2025, inventories of CHF 914.8 million (2024: CHF 719.7 million) and valuation allowances of CHF (5.1) million (2024: CHF 23.0 million) were recognized in cost of sales. As of December 31, 2025, inventories held on consignment amounted to CHF 6.9 million (December 31, 2024: CHF 7.8 million). The decrease to inventory allowances is primarily driven by a one-off write down of certain apparel products in 2024.

Certain inventories have been pledged as collateral in relation to the credit facility, refer to note 5.4 Liquidity risk.

Accounting policies
Inventories include finished goods purchased from third parties. Cost of inventories include expenditures incurred in acquiring the products and bringing them to their current location and condition, including allocated conversion costs such as depreciation of production equipment. Inventories are subsequently measured at the lower of cost or net realizable value. Cost is determined using the standard cost method.

Relevant judgments and accounting estimates
Net realizable value is the estimated selling price of each specific item in the ordinary course of business less freight and selling expenses. If the net realizable value is below the cost, an allowance is recognized for the remaining items on stock. On regularly assesses its inventory for excess, obsolescence, and impairment to determine write-downs to the lower of cost or net realizable value.